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                                                                   EXHIBIT 23.2




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 1997, incorporated by reference in COMFORCE Corporation's Form 10-K for the year ended December 31, 1996.


                                   /s/ Arthur Andersen LLP





Seattle, Washington
  February 18, 1998